Exhibit 10.1

AMENDMENT NO. 1
TO
AMENDED AND RESTATED MANAGEMENT AGREEMENT
THIS AMENDMENT NO. 1, dated as of March 27, 2019 (this “Amendment”), to the Amended and Restated Management Agreement, dated as of August 1, 2018 (the “Agreement”), is made and entered into by and among Annaly Management Company LLC, a Delaware limited liability company (together with its permitted assignees, the “Manager”), Annaly Capital Management, Inc., a Maryland corporation (the “Company”), and each Subsidiary that becomes a party to the Agreement pursuant to Section 29 thereof.
WHEREAS, the Company and the Manager desire to amend Section 1(ab) of the Agreement in order to restructure the Management Fee.
NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
SECTION 1.    AMENDMENT.
The Agreement is hereby amended by deleting Section 1(ab) in its entirety and replacing in lieu thereof the following:
“(ab)    “Management Fee” means a management fee, payable (in cash) monthly in arrears, in an amount equal to one-twelfth of the sum of (i) 1.05% of the Opening Stockholders’ Equity Balance up to $17,281,255,093, and (ii) 0.75% of the Opening Stockholders’ Equity Balance in excess of $17,281,255,093; provided that the Opening Stockholders’ Equity Balance shall be adjusted by the Manager in the following manner:
(A)    at the end of a calendar month to reflect any changes that result from any of the events specified in clause (A) in the definition of “Stockholders’ Equity” during such calendar month from the Opening Stockholders’ Equity Balance; and
(B)    at the end of a calendar quarter to reflect any changes that result from the components specified in clauses (B), (C) or (D) in the definition of “Stockholders’ Equity” for such calendar quarter from the Opening Stockholders’ Equity Balance.
Since the Management Fee is to be paid monthly, and the components of Stockholders’ Equity specified in clauses (B), (C) and (D) will not be known until the end of the quarter in question, the Manager shall use the prior quarter’s value as an estimate for each monthly payment and will effect a reconciliation at the end of the quarter, so that the actual Management Fee paid for each quarter will be based on the values of the components specified in clauses (B), (C) and (D) at the end of that particular quarter.”
SECTION 2.    STATUS.
Except as expressly set forth herein, the Agreement has not been amended, revised or modified and all terms and provisions of the Agreement shall remain in full force and effect. From and after the date hereof, all references to the Agreement shall refer to the Agreement as amended by this Amendment. Unless otherwise defined herein, initially capitalized terms have the meaning given them in the Agreement.
SECTION 3.    GOVERNING LAW.
This Amendment shall be governed by and construed in accordance with the applicable terms and provisions of Section 23 of the Agreement, which terms and provisions are incorporated herein by reference.
SECTION 4.    COUNTERPARTS.
This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts of this Amendment, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.
SECTION 5.    ELECTRONIC TRANSMISSION OR FACSIMILE.
The exchange of signatures by electronic transmission in .PDF or by facsimile is hereby authorized and shall be sufficient to bind the parties to the terms of this Amendment. This Amendment shall be deemed as executed when an executed copy hereof is electronically transmitted in .PDF or by facsimile by a party to any other party.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

ANNALY CAPITAL MANAGEMENT, INC.

By:    /s/ Jonathan D. Green
Name:    Jonathan D. Green
Title:    Lead Independent Director

ANNALY MANAGEMENT COMPANY LLC

By:    /s/ Kevin G. Keyes
Name:    Kevin G. Keyes
Title:    Chairman, Chief Executive Officer and President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO AMENDED AND RESTATED MANAGEMENT AGREEMENT]